Old Mutual Funds II
Supplement Dated February 10, 2009

This Supplement updates certain information contained in the currently effective Class Z and Institutional Class Shares Prospectus of Old Mutual Funds II (the “Trust”) dated December 9, 2008, as supplemented.  You should retain your Prospectus and any supplements for future reference. You may obtain an additional copy of the Prospectus, as supplemented, free of charge, by calling 888-772-2888 or via the Internet at oldmutualfunds.com.

The following replaces the first three paragraphs of the section of the Prospectus entitled “Investing in the Funds – Buying Shares” beginning on page 111 of the Prospectus:

Eligible investors may purchase shares of each Fund directly through the Funds’ transfer agent or through select financial service firms that are authorized to sell you shares of the Funds.  Such financial service firms may charge you a fee for this service in addition to each Fund’s public offering price.  The price per share you will pay to invest in a Fund is its NAV next calculated after the transfer agent or other authorized representative accepts your order.

Purchases of shares of each Fund may be made on any day on which the NYSE is open for business.  If you purchase shares directly through the Funds’ transfer agent, your order must be received before 4:00 p.m. Eastern Time for your purchase order to be effective on the day you place your order.  If you order shares through a financial service firm, the financial service firm must receive your order before 4:00 p.m. Eastern Time and promptly transmit the order to the Funds for your purchase order to be effective on the day you place your order.  The financial service firm is responsible for promptly transmitting purchase orders to the Funds so that you may receive the same day’s NAV.

Eligible Investors

Class Z shares may only be purchased through certain authorized financial service firms.  Class Z shares are not available to shareholders by direct purchase through the Funds’ transfer agent, except that:  (1) persons or entities who are the beneficial owners of, and who have continuously maintained since June 4, 2007, an investment in Class Z shares of any retail mutual fund currently advised by the Adviser (“Grandfathered Investment”) and any person or entity listed in the account registration of a Grandfathered Investment, such as joint owners, trustees, custodians, and designated beneficiaries; and (2) employees of the Adviser and Old Mutual Investment Partners, trustees/directors of any mutual fund currently advised by the Adviser, fund counsel to any mutual fund currently advised by the Adviser, and their immediate families may continue to purchase Class Z shares in any applicable manner.

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Distributed by Old Mutual Investment Partners
R-09-462 02/2009